UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    September 28, 2005 (September 22, 2005)
                Date of report (Date of earliest event reported)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Tennessee                       01-13031                62-1674303
     -----------------               ----------------       --------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

      111 Westwood Place, Suite 200
          Brentwood, Tennessee                                     37027
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On September 22, 2005, we entered into a $21 million construction loan with GMAC Commercial Mortgage Bank in order to finance the expansion of one of our assisted living communities in Austin, Texas. The expansion involves the development of a 99-bed skilled nursing facility that will be integrated into the community. The loan is evidenced by a loan agreement and a promissory note, and is secured by a deed of trust on the community, each of which contains customary terms and provisions. The loan matures in September 2008, and we have two one-year extension options. The outstanding principal balance of the loan will bear interest at a variable rate equal to LIBOR plus 2.75%. We will be required to make monthly payments of interest only through the scheduled maturity date. If we exercise our extension options, we will also be required to make monthly principal payments (based upon a 25 year amortization schedule) during the extension period(s).

Item 7.01.  Regulation FD Disclosure

     On September 28, 2005, we issued a press release describing the foregoing transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

   (d)  Exhibits.

             99.1   Press Release dated September 28, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      AMERICAN RETIREMENT CORPORATION


                                      By:  /s/  Bryan D. Richardson
                                           -------------------------------------
                                           Bryan D. Richardson
                                           Executive Vice President - Finance
                                           and Chief Financial Officer

Date:  September 28, 2005

                                  EXHIBIT INDEX


     Exhibit
     Number          Description
     ------          -----------

        99.1         Press Release dated September 28, 2005